SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           Form 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)  November 1,
                             2000


                   Goddard Industries, Inc.
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
        .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
    (Exact Name of Registrant as Specified in Its Charter)


     Massachusetts        0-2052              04-2268165
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .  .  .
  (State or Other        (Commission         (I.R.S. Employer
     Jurisdiction        File Number)        Identification
No.)
of Incorporation)


705 Plantation Street, Worcester, Massachusetts   01605
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .  .  .
     (Address of Principal Executive Offices)     (Zip Code)


                                          (508) 852-2435
Registrant's telephone number, including area code  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .


 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  . .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .  .  . .
     (Former Name or Former Address, If Changed Since Last
Report)

Item 2.   Acquisition

      On November 1, 2000, Goddard Industries, Inc. ( the "Registrant") acquired through one of its subsidiaries substantially all of the assets and assumed certain of the liabilities of Mack Valves Pty Ltd. of Melbourne, Australia ("Mack Valves") for a cash purchase price of $6,921,000 Australian. The purchase price is subject to adjustment after the completion of a post-closing review of the purchased assets. The assets purchased from Mack Valves included its fixed assets, intellectual property, usable inventory and accounts receivable. The Registrant and its subsidiaries funded the acquisition through secured credit facilities furnished by Fleet National Bank and by National Australia Bank Limited.

     The Registrant and its subsidiaries manufacture cryogenic valves used primarily by the industrial gas industries, including atmospheric gases, LNG, liquid hydrogen and specialty gases used in semiconductor manufacture. Mack Valves manufactures a range of cryogenic valves complementary to those of the Registrant, as well as a wide range of industrial  valves  for  specialized areas  of  industry.  The
Registrant intends to continue to use these assets in connection with its conduct of the business.

     The terms of the transaction are more fully described in the Sale of Business Agreement, dated as of November 1, 2000, among an indirect subsidiary of the Registrant, Mack Valves, Maxwell Industrial Sales Pty Ltd., Maxwell Charles Chester and Jane Frances Chester, filed as an exhibit herewith.

      There was no prior material relationship between the Registrant or any of its affiliates and the sellers. The terms of the transaction were a result of arms-length negotiations between representatives of Mack Valves and the Registrant.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements.
          The required financial statements are not included in this Report. The Registrant intends to file the required financial statements not later than 60 days following the date of this Report.

     (b)  Exhibits.

          Exhibit No.          Description of Exhibit

               1         Form of Sale of Business Agreement *







(*) Confidential treatment requested for certain portions of this document.


                          SIGNATURES

      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to  be
signed  on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                           GODDARD INDUSTRIES, INC.


Date:  November 15, 2000   By:
                               /s/ Salvatore J. Vinciguerra

                              --------------------------------
----
                                 Salvatore   J.   Vinciguerra,
President

                         EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

     1         Form of Sale of Business Agreement *














































(*) Confidential treatment requested for certain portions of this document.





SALE OF BUSINESS AGREEMENT


THIS AGREEMENT is made the       1st       day of November,
2000.


PARTIES


BETWEEN:   MACK VALVES PTY LTD ACN 004 274 499 of 30 Burgess
           Road, Bayswater North in the State of Victoria
           (the 'Vendor')

AND: MAXWELL INDUSTRIAL SALES PTY LTD ACN 005 552 983 of 92 Mont Albert Road, Canterbury, Victoria 3126 and MAXWELL CHARLES CHESTER and JANE FRANCES CHESTER both of 92 Mont Albert Road, Canterbury, Victoria 3126 ('Warrantors')

AND:       GODDARD INDUSTRIES PTY LTD ACN 094 830 145 of
           Level 23, 525 Collins Street, Melbourne, Victoria
           3000 (the 'Purchaser')

AND:       GODDARD INDUSTRIES, INC. of 705 Plantation Street,
           Worcester, Massachusetts, the United States of
           America ('Goddard')

RECITALS

A. The Vendor conducts the Business and is the beneficial owner of the Assets.

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Assets and assume certain
     Liabilities on the terms and conditions contained in this agreement.

C. The Warrantors acknowledge giving the warranties, covenants, undertakings and indemnities in this agreement in consideration for, and as an inducement to, the Purchaser entering into this agreement.

D. Goddard acknowledges giving the guarantee and indemnity in this agreement in consideration for, and as inducement to, the Vendor entering into this agreement.

THE PARTIES AGREE THAT:-

1.   INTERPRETATION

1.1  Definitions

     In this agreement, unless the subject or the context otherwise requires:-

     'Accepted Liabilities' means those liabilities set out in Schedule 1;

     'Accounts Date' means 28 February 2000;

     'Adjusted Accounts' means the balance sheet and profit and loss statement of the Business for the 3 month period ending on the date of this agreement;

     'Adjusted Purchase Price' has the meaning set out in clause 3.3 ;

     'Assets' includes without limitation:

     (a)  Goodwill;

     (b)  Plant and Equipment;

     (c)  Intellectual Property;

     (d)  Stock;

     (e)  the Business Contracts;

     (f)  the Chattel Leases;

     (g)  Book Debts;

     (g)  the Property Leases; and

     (h) all other property and assets of the Vendor used in the Business except the Excluded Assets;

     'Bayswater Lease' means the lease set out in Schedule 2;

     'Book Debts' means the trade and other receivables owing to the Vendor in respect of the Business;

     'Business' means the business of designing, manufacturing and supplying valves and related equipment conducted by the Vendor under the Business Names from the Site using the Assets;

     'Business Contracts' means all agreements, arrangements, understandings and orders entered into, made or accepted by or on behalf of the Vendor in the conduct of the Business that are not fully performed at the Completion Date (other than the Property Leases, the Chattel Leases and any Intellectual Property Licences);

     'Business Day' means a day on which banks are open for business in Melbourne, Victoria other than a Saturday or Sunday, unless otherwise provided;

     'Business Names' has the meaning set out in Schedule 3;

     'Chattel Leases' means the lease and/or hire purchase agreements set out in Schedule 4;

     'Claim' means any claim, notice, demand, action, proceeding, litigation, investigation or judgment whether based in contract, tort, statute or otherwise;

     'Completion' means completion of the sale and purchase of the Assets contemplated in this agreement;

     'Completion Accounts' means audited financial statements of the Business, prepared in accordance with GAAP, as at the Completion Date;

     'Completion Date' has the meaning set out in clause 7;

     'Contaminant' means a solid, liquid or gaseous substance, odour, heat, sound, vibration or radiation which is or may be:

     (a) noxious or poisonous or offensive to the senses of human beings;

            (b)        harmful or potentially harmful to the
           health, welfare, safety or property of human beings; and

     (c) poisonous, harmful, or potentially harmful to animals or plants; or

     (d) detrimental to any beneficial use made of the Environment;

     'Disclosure Material' means all written information provided by the Vendor to the Purchaser prior to the date of this agreement;

     'Employees' means all the persons employed by the Vendor in the conduct of the Business at Completion, including those persons listed in Schedule 5 who are employees of the Vendor at Completion;

     'Encumbrance' means any mortgage, lien, charge, pledge, claim or other encumbrance;

     'Environment' means the physical factors of the surrounds of human beings including the land, waters, atmosphere, climate, sound, odours, place, the biological factors of animals and plants and the social factors of aesthetics;

     'Environmental Authorisation' means any authorisation, approval, permit, licence or authority required by any Environmental Law;

     'Environmental Law' means a law regulating or otherwise relating to the Environment including, without limitation, land use, planning, pollution of the atmosphere, water or land waste, the storage and handling of chemicals, Hazardous Substances, or any other aspect of protection of the Environment;

     'Excluded Assets'

     'Financial Year' means the 12 month period ending on the Saturday closest to the last day of September of each year, or if the Purchaser is unable to adopt that period as its year of income for tax income purposes, the 12 month period ending 30 September of each year;

     'GAAP' means Generally Accepted Accounting Principles in Australia as determined by the Australian Accounting Standard Board, and to the extent that any matter is not covered by the Generally Accepted Accounting Principles, the Australian Accounting Standards (generally accepted accounting principles in Australia), consistently applied;

     'Goodwill' means the goodwill of the Business including, but not limited to:

     (a)  Records;

     (b) the exclusive right to carry on the Business at the Site in succession to the Vendor under the Business Names;

     'GST' and 'GST Act' means A New Tax System (Goods and
     Services Tax) Act 1999 (Cth);

     'Hazardous Substance' means any substance which is, or may be, hazardous, toxic, dangerous or polluting or which is regulated by any Environmental Law;

     'Incentive Year' means the first 12 calendar months following the Completion Date and after that each full
     12 month Financial Year of the Purchaser;

     'Independent Accountant' means a person appointed jointly by the Vendor and the Purchaser or if they do not agree on the person to be appointed within 7 days of either party requesting appointment, a chartered accountant appointed by the President of the Australian Institute of Chartered Accountants Australia at the request of either the Vendor or the Purchaser;

     'Intellectual Property' means all intellectual property and proprietary rights (whether registered or unregistered) owned by the Vendor in the conduct of the Business including:

     as set out in Schedule 3;

     'Intellectual Property Licences' means all agreements under which the Vendor has the right to use, but not ownership of, intellectual property used in connection with the Business, details of which are set out in
     Schedule 3;

     'Leave Adjustment' means amounts (accrued but unpaid or pro-rata or both) at the Completion Date:

     'Liabilities' means all liabilities, losses, damages, outgoings, costs and expenses of the Business other than Accepted Liabilities;

     'Management Accounts' means the balance sheet and the profit and loss statement of the Vendor as at the Accounts Date as set out in Schedule 10 [sgd] Salvatore Vinciguerra for Goddard Industries Inc, Marc Andre Daniel-Dreyfus for Goddard Industries Pty Ltd, Maxwell Charles Chester in his own capacity and for Maxwell Industrial Sales Pty Ltd and Mack Valves Pty Ltd, and Jane Frances Chester together with the notes relating to those accounts;

     'Management Services Deed' means the deed set out in
     Schedule 6;

     'Motor Vehicles' means the motor vehicles listed in
     Schedule 7;

     'Net Worth' means the balance sheet value of the Assets less liabilities:

     (a) less the balance sheet value (gross cost less depreciation and amortization) of the land and building at the Premises and improvements, and

(b) less the amount of the net deferred tax benefit asset on the balance sheet not attributable to accrued annual leave, accrued long service leave and warranties, as reported in the Management Accounts, Adjustment
     Accounts and Completion Accounts (as applicable);

     'Non Qualified Stock Options' means options, that are not intended to comply as incentive stock options under
     Section 422 of the Internal Revenue Code 1986 of the United States of America (as amended from time to time), to purchase shares in the capital of Goddard Industries, Inc.;

     'Person' means a natural person, corporation, partnership, trust, estate, joint venture, sole proprietorship, government or governmental subdivision or agency, association, co-operative and any other legal or commercial entity or undertaking;

     'Plant and Equipment' means all fixed plant, equipment, Motor Vehicles, machinery, spare parts, furniture, fittings and other assets, fittings or chattels owned by the Vendor and used in the conduct of the Business as at the Completion Date including those items listed in
     Schedule 7;

     'Premises' means the premises at 30 Burgess Road, Bayswater, Victoria;

     'Property Leases' means the property lease for each Site;

     'Purchase Price' has the meaning set out in clause 2, subject to adjustments made in accordance with this agreement;

     'Records' means all original or copy records, sales brochures and catalogues, lists of customers, documents, books, files, accounts, plans and correspondence belonging to or used by the Vendor in the conduct of the Business other than corporate accounting and statutory records;

     'Related Entity' has the meaning ascribed to that term in the Corporations Law;

     'Revenue' means the sales revenue of the Business (net of discounts) as determined in accordance with GAAP;

     'Site' means the Premises and the property leased by the Vendor at:

     (a)  unit 2/ 129 Robinson Road, Geebung, Queensland 4034;

     (b)  unit 8/ 12 Tarlington Place, Smithfield, New South Wales
           2164;

(c)  unit 2/ 45 McCoy Street, Myaree, Western Australia 6154;
and
(d)  204 Prospect Road, Prospect, South Australia 5082;
     'Stock' means:-

     (a)  full inventory of completed stock on hand;

     (b)        full inventory of component parts;

(c)       all stock in the course of manufacture; and
(d) all other raw materials and trading stock owned by the Vendor;
     in the possession of the Vendor, or in transit and goods ordered by and paid for by the Vendor prior to Completion but not received by Completion other than excessive, unsaleable, redundant or obsolete items;

     'Systems' means all manufacturing, engineering, design and accounting systems (including all accounting, invoicing, debt control, credit control, debt collection, computer records, software and all ancillary data systems) other than corporate accounting and statutory records used in the conduct of the Business and owned or licensed by the Vendor;

     'Trade Marks' means the registered and unregistered trade marks used by the Vendor in the Business set out in Schedule 3 and all associated goodwill;

     'Transferring Employees' means the Employees who accept the Purchaser's offer of employment referred to in clause 14.1; and

     'Warranties' means each of the representations and warranties listed in Schedule 8 and elsewhere in this agreement.

1.2  Construction

     In this agreement, unless the subject or context otherwise requires:

     (a) words importing the singular include the plural and vice versa;

     (b) words importing one gender include the other gender and references to persons include corporations and vice versa;

(c) a reference to any party or other person includes that person's successors and permitted assigns;
(d) a reference to a statute, ordinance or other legislation includes any amendment, replacement or re-enactment thereof for the time being in force and includes all regulations, by-laws and statutory instruments made thereunder;
(e) a reference to this or any other document includes a reference to that document as amended, supplemented, novated or replaced from time to time;
(f) a reference to a recital, clause or schedule is a reference to a recital, clause or schedule of this agreement;
(g) a reference to writing includes all means of reproducing words in a tangible and permanently visible form;
(h) a reference to time is a reference to time in the State of Victoria;
(i) where a party comprises two or more persons any agreement or obligation to be performed or observed by that party binds those persons jointly and each of them severally, and a reference to that party is deemed to include a reference to any one or more of those persons;
(j) the headings in this agreement are not to affect its interpretation;
(k) the recitals and the schedules form part of this agreement; and
(l) other than as expressed in clause 8.2(a)(iii), all dollar values are expressed in Australian dollars.
2.   AGREEMENT TO SELL AND BUY THE BUSINESS

2.1 The Vendor as legal and beneficial owner agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Vendor the Assets:

     (a)  free from any Encumbrance;

     (b)  for the Purchase Price; and

(c)  with effect from Completion.
2.2  The Purchase Price for the Assets is $6,672,000:

     to be paid in accordance with clause 7.

2.3 The Purchase Price is apportioned in accordance with the Completion Accounts and all items of Plant and Equipment and Motor Vehicles shall have been sold and purchased at the depreciated value as set out in Schedule 9.

2.4  The Purchaser will pay the Purchase Price to the Vendor or as the Vendor otherwise directs on Completion, by bank
cheque, telegraphic transfer to an account nominated by the
Vendor or otherwise in cleared funds.
2A   GUARANTEE AND INDEMNITY

2A.1 The Vendor and the Warrantors guarantee to, and indemnify and will keep indemnified, the Purchaser from:

     (a) all Liabilities which the Purchaser suffers or incurs by reason of:

           (i) any of the Warranties being untrue or inaccurate in any respect;

(ii) any other covenant or representation of the Vendor and or the Warrantors in this agreement being untrue or inaccurate in any respect; or
(iii) any failure by the Vendor and or the Warrantors to fulfil their obligations under this agreement;
     (b)  all Claims made by any third party in relation to:

           (i) a matter which constitutes, or in circumstances that constitute, a breach of any of the Warranties, any other covenant or representation of the Vendor in this agreement; or

(ii) any failure by the Vendor and or the Warrantors to fulfil their obligations under this agreement.
2A.2 The parties agree that the obligations of Maxwell
     Charles Chester and Jane Frances Chester under this clause 2A shall only continue for a period of 5 years commencing from the Completion Date.

2A.3 Goddard guarantees to, and indemnifies and will keep indemnified, the Vendor from:

     (a) all Liabilities which the Vendor suffers or incurs by reason of a failure by the Purchaser to fulfil its obligations under this agreement;

     (b) all Claims made by any third party in relation to any failure by the Purchaser to fulfil its obligations under this agreement.

3.   PURCHASE PRICE ADJUSTMENTS

3.1  Preparation of Adjusted Accounts

     Immediately on execution of this agreement, Vendor will deliver to the Purchaser the Adjusted Accounts as at 30
     September 2000.

3.2  Principles for Preparation of Adjustment Accounts

     The Adjustment Accounts referred to in clause 3.1 must be prepared on a basis consistent with the Management
     Accounts.

3.3  Adjusted Purchase Price

     The Adjusted Purchase Price is the Purchase Price plus the increase, or minus the decrease, in the Net Worth of the Adjusted Accounts compared to the Net Worth of the Management Accounts.

3.4  The Purchaser must pay the Adjusted Purchase Price on the
     Completion Date in accordance with clause 7.

3.5  Preparation of Completion Accounts
     No later than 30 days from the Completion Date the Vendor will deliver the Completion Accounts to the Purchaser

3.6  Calculation of Final Adjusted Purchase Price after
     Completion

     (a) The 'Final Adjusted Purchase Price after Completion' is the Purchase Price plus the increase, or minus the decrease, in the Net Worth of the Completion Accounts compared to the Net Worth of Management Accounts.

     (b)  If the Final Adjusted Purchase Price after Completion
           Date calculated from the Completion Accounts:

           (i) is less than the Adjusted Purchase Price calculated from the Adjusted Accounts, the Vendor must pay to the Purchaser the difference in cleared funds within 10 days of receiving written demand;

(ii) is greater than the Adjusted Purchase Price calculated from the Adjusted Accounts, the Purchaser must pay to the Vendor the difference in cleared funds within 10 days of receiving written demand.
3.7  Dispute

     (a) If the Vendor and the Purchaser cannot resolve any dispute arising in relation to this clause 3 then that dispute must promptly be submitted for determination to the Independent Accountant who will determine the matter in dispute having regard to the principles set out in this clause.

     (b) The Independent Accountant will make his determination no later than 20 days after his/ her appointment.

(c) The Independent Accountant will determine absolutely the procedures for settlement of the dispute.
(d) The Independent Accountant will act as an expert and not as an arbitrator and the decision of the Independent
Accountant will be final and binding on the parties in the absence of manifest error. The cost of such determination by the Independent Accountant is to be borne by the parties in accordance with the Independent Accountant's determination.
(e)  If the Net Worth adjustment in respect of the Completion
Accounts under clause 3.7 is in dispute:
           (i) pending the decision of the Independent Accountant, the Purchase Price will be deemed to be the undisputed portion of the Purchase Price;

(ii) the Purchase Price will be modified according to the Independent Accountant's decision in respect of the Net Worth adjustment in the Adjusted Accounts; and
(iii) the parties agree to pay any outstanding amount of the Purchaser Price to the other party, as determined by the Independent Accountant under clause 3.7(e)(ii), within 10 days of receiving written notice of the Independent Accountant's decision.
4.   TRADING RESPONSIBILITIES

4.1  Income and profits

     All income, profits and benefits of the Business:

     (a)  up to and including Completion, belong to the Vendor; and

     (b)  after Completion, belong to the Purchaser.

4.2  Liabilities

     (a)  The Purchaser accepts the Accepted Liabilities from the
           Completion Date.

     (b) All Liabilities of the Business created after the Completion Date are the responsibility of the Purchaser and the Purchaser indemnifies, and keeps indemnified, the Vendor from and against those Liabilities.

(c)  All Liabilities of the Business, other than Accepted
Liabilities up to and including Completion, are the responsibility of the Vendor and the Vendor indemnifies, and keeps indemnified, the Purchaser from and against those Liabilities.
5.   ACCESS TO BUSINESS AND RECORDS

5.1  Purchaser's right to access

     The Vendor must facilitate and ensure that the Purchaser, its agents, representatives, accountants and solicitors are authorised and provided with access to the Site, the Records and the Employees at all reasonable times before the Completion Date to enable the Purchaser to become familiar with the conduct of the Business and to conduct such due diligence investigations as the Purchaser requires.

5.2  Purchaser's right to copy material

     In exercise of the rights granted to the Purchaser under clause 5.1, the Purchaser may, at its cost, make copies of the material examined.

6.   CONTINUITY OF BUSINESS

     The Vendor must prior to Completion:

     (a)  carry on the Business in the usual and ordinary course;
           and

     (b)  not do anything which may damage the Goodwill.

7.   COMPLETION

7.1 Completion must take place no later than 10 Business Days after the date of this agreement ('Completion Date').

7.2  At Completion the Vendor agrees to:
     (a)  provide the Purchaser with possession of the Business;

     (b)  deliver to the Purchaser:

           (i) possession and control of the Assets including duly executed transfers required to vest the Assets in the Purchaser;

(ii) certificates or other evidence of title to the Assets;
(iii) stamped original Business Contracts, evidence of the other parties' consents to the assignment of the Business Contracts (if available) and duly executed assignments of those contracts;
(iv) stamped original Chattel Leases, evidence of the lessors' consents to the transfers of the Chattel Leases (if available) and duly executed assignments of those leases;
(v) certificates of registration and duly executed assignments of the Intellectual Property (in registrable form if required to record a change of ownership);
(vi) certificates of registration and duly executed notices of disposition in respect of the Motor Vehicles;
(vii) stamped original Property Leases, evidence of the lessor's consent to the assignment of the Property Leases and an executed assignment of the Property Leases;
(viii) counterpart of the Bayswater Lease executed by the Vendor;
(ix) the Records, except that the Vendor may maintain any document required by law to be held by the Vendor and deliver copies of those retained documents to the Purchaser;
(x) a list of the Book Debts (including the name, address and amount owed for each debtor);
(xi) a deed of release from the National Australia Bank Limited ACN 004 044 937, the Vendor's mortgagee;
(xii) evidence that the Vendor has changed its name so that it no longer includes the words 'Mack' or 'Mack Valves' or anything deceptively similar;
(xiii) certificates of registration and executed transfers, consents and any other document, required to transfer ownership in all internet domain names, World Wide Web URL's or addresses, and electronic mail addresses;
(xiv)     a copy of the Management Services Deed; and
(xv) any other document or thing reasonably necessary to give full effect to this agreement as it relates to the Vendor, provided that the Purchaser is to preserve and make available as and when reasonably required by the Vendor all electronic and hard copy records which the Vendor may at any time in the future require to satisfy any enquiry of the Australian Taxation Office or any other governmental or statutory authority.

     (c) deliver those Assets hereby sold capable of transfer by delivery and permit the Purchaser to take possession of such Assets, the leased chattels set out in
           Schedule 4 and the Premises;

(d) assist the Purchaser with the necessary forms and consents to enable the utility services provided to the Business, including those telephone, facsimile and other communication services (with the benefit of the same numbers) requested by the Purchaser, to be transferred to the Purchaser with effect from the Completion Date without interruption of those services; and
(e) fully co-operate with the Purchaser and assist the Purchaser in relation to the handover of the Business.
7.3  At Completion the Purchaser agrees to pay the Purchase
     Price to the Vendor.

7.4 On the Completion Date property in the Business and the Assets will pass to the Purchaser. Until the Completion Date property in the Business and the Assets shall be at the risk of the Vendor.
8.   PURCHASE PRICE INCENTIVE PAYMENTS

8.1 The Purchaser agrees to pay to the Vendor the following purchase price incentive payments on the terms and conditions set out in this clause 8 ('Incentive Payments').

9.   MOTOR VEHICLES

9.1  Vendor's cost

     The Vendor must, at its cost, prepare any notice of disposal and obtain a road worthy certificate, not less than 10 days prior to Completion Date, in relation to any Motor Vehicle sold under this agreement.

9.2  Purchaser's cost

     The Purchaser must:

     (a) at its cost, prepare and lodge any notice of acquisition or other documents required to be lodged under the relevant motor vehicle legislation; and

     (b) pay all duties payable with respect to the transfer of ownership of any Motor Vehicle under this agreement.

10.  COMPANY AND BUSINESS NAMES AND OTHER TRANSFERS

10.1 The Vendor will do all such acts and things and execute all such documents (which shall be in a form acceptable to the Purchaser) as may be necessary or desirable to be done or executed in order to:

11.  LEASE OF PREMISES

11.1 The Vendor shall grant to the Purchaser, and the Purchaser shall take from the Vendor, a lease of the Premises in the form set out in Schedule 2 ('Bayswater Lease').

11.2 The Vendor shall assign to the Purchaser all of its interest as lessee of the Property Leases (other than the Premises). The Vendor shall obtain the consent of each respective owner of the Sites and the Purchaser undertakes that as and from the Completion Date, it shall assume and perform and observe the obligations of the Vendor contained in the Property Leases and from the Completion Date shall indemnify and keep indemnified the Vendor against all claims and demands of any nature in respect of the Property Leases arising on or after the Completion Date.
12.  CHATTEL LEASES AND HIRE PURCHASE AGREEMENTS

12.1 The Vendor shall assign to the Purchaser all of its interest as hirer or lessee in the Chattel Leases and the full benefit of the Chattel Leases.

12.2 The Vendor shall obtain the consent of the owner or lessor of each of the Chattel Leases.
12.3 The Purchaser undertakes that as from the Completion Date it shall assume and perform and observe the obligations of the Vendor contained in the Chattel Leases and from the Completion Date shall indemnify and keep indemnified the Vendor against all claims and demands of any nature in respect of any of the Chattel Leases arising on or after the Completion Date.
13.  VENDOR'S COVENANTS

13.1 The Vendor hereby represents and warrants to the Purchaser that:

     (a)  as from the date of this agreement until the Completion
           Date the Vendor shall carry on the Business in the usual and ordinary course and not do anything to damage the Goodwill.

     (b) the Assets, other than any Plant and Equipment which is the subject of any of the Chattel Leases, will not at the Completion Date be subject to any Encumbrance and the Vendor has or will have on the Completion Date legal and beneficial title to all of the Assets to be sold;

     (c) the Vendor will not at any time after the date of this agreement do or suffer to be done any act, matter or thing whereby the Purchaser may be interfered with, interrupted or injured in any way in its conduct of the Business except to the extent that the Vendor is seeking redress against any default by the Purchaser of its obligations under this agreement;

(d) there is no litigation or prosecution pending nor any threatened against the Vendor or in respect of the Assets, orders, unfulfilled Business Contracts, Goodwill or other assets hereby sold which has not been disclosed in writing by the Vendor to the Purchaser prior to the date of this agreement;
(e) the Vendor shall pay, settle and discharge all debts and liabilities incurred as and when due by it in connection with the Business up to and including the Completion Date and the Vendor shall indemnify and keep the Purchaser indemnified from and against all claims in respect of any such debts and liabilities;
(f) the Chattel Leases are valid and subsisting and the Vendor is not and will not be at the Completion Date in breach of any of the terms, conditions, and provisons contained in those agreements;
(g) the Plant and Equipment sold will be in substantially the same state and condition (fair wear and tear excepted) at the Completion Date as at the date of this agreement;
(h) the Vendor will carry out repairs and maintenance to the chattels, the Plant and Equipment the subject of the Chattel Leases and any other Plant and Equipment on the Sites in accordance with good commercial practice and standards of maintenance and as required where relevant under the Chattel Leases and the Property Leases;
(i) until the Completion Date the Vendor will not other than in the normal course of Business replace or enter any contract to replace any items of Plant and Equipment used in the Business without the prior written consent of the Purchaser.
14.  EMPLOYEES

14.1 Offer letters

     On or before the Completion Date, the Vendor and the Purchaser must jointly issue to each Employee a letter under which the Purchaser offers to employ that Employee as and from Completion on terms identical to the terms of employment existing at the date of this agreement between the Vendor and that Employee.

14.2 Vendor's obligations

     The Vendor must on the Completion Date:

     (a) pay to each Employee all accrued wages, salary, commissions and bonuses in respect of that Employee's contract of employment with the Vendor;

     (b) release each Transferring Employee from his or her employment with the Vendor;

(c) ensure that all employer superannuation contributions due to be made by the Vendor on or before the Completion Date in respect of each Transferring Employee have been made; and
(d) allow to the Purchaser, as a deduction from the Purchase Price, the Leave Adjustment.
14.3 Purchaser's obligations

     From the date after the Completion Date the Purchaser will:

     (a) be responsible for and will indemnify the Vendor for all wages, salary, commissions and bonuses which accrue to Transferring Employees after the Completion Date;

     (b) allow to each Transferring Employee an entitlement to sick leave which includes sick leave entitlements that had accrued to that Employee as an employee of the Vendor but were untaken at the Completion Date; and

(c) treat the period of service (including any period of service deemed by award, statute or contract) which each Transferring Employee had with the Vendor as service with the Purchaser.
15.  SUPERANNUATION

     Where any Transferring Employee is a member of the Superannuation Trust of Australia or is a member of the MLC Superannuation Fund ('Fund'):

     (a) the Vendor must, as soon as reasonably practicable, use its best endeavours to procure that the trustee of the Fund agrees to the Purchaser becoming a participating employer in the Fund.

16.  DEFAULT

16.1 In addition to the other rights and remedies available to the Vendor at law or in equity if the Purchaser makes default in payment of any sum of money due under this agreement or in the performance or observance of any of the terms or conditions of this agreement ('Owed Amount'):

     (a) interest at the rate of 12.5% per annum computed on the Owed Amount during the period of default shall be paid on demand by the Purchaser to the Vendor and without prejudice to the Vendor's rights under clause 16.1(b);

     (b) the whole of the Owed Amount shall at the option of the Vendor and without prejudice to any other rights of the Vendor become immediately due and recoverable.

16.2 Time shall be the essence of this agreement save that the Vendor shall not be entitled to exercise any right referred to in clauses 16.1(a) and 16.1(b) unless and until the Vendor serves on the Purchaser a notice in writing specifying the default and stating the Vendor's intention to exercise such rights and remedies unless the default is remedied within a period of not less than ten (10) clear days from the date of service of such notice and the Purchaser fails within such period to remedy such default.

17.  RESTRAINT

17.1 In consideration of the Purchaser entering into this agreement, and the Purchaser agreeing, at the Vendor's request, to enter into the Management Services Deed for a minimum fixed period of three years commencing on the Completion Date, the Vendor covenants with the Purchaser that it will not, and will procure that each of its Related Entities will not, without the prior consent in writing of the Purchaser (which consent may be withheld by the Purchaser at its absolute and unfettered discretion) during the Restraint
     Period:



           (i) manufacture, sell or offer for sale or in any way be concerned or associated with equipment or any other accessory equipment which is, or is similar to that, currently manufactured or offered for sale by the Vendor whether alone or in association with or in partnership with or as a shareholder or unitholder in or member of any, firm, corporation, trust or association provided that the Vendor shall not be prohibited by this clause from holding shares in a company listed on any stock exchange in Australia which shares total in number and value less than 5% of the issued capital of a company conducting any business activity that competes with the Purchaser or conflicts with the Vendor's obligations under this clause 17.1;

(ii) solicit, canvass, induce or encourage any person who at any time during the six month period ending on the Completion Date was an Employee or agent of the Vendor to leave the employment or agency of the Purchaser;
(iii) solicit, canvass, approach or accept any approach from any person who was at any time during the six month period ending on the Completion Date a customer of the Vendor with a view to obtaining the custom of any such person in a business which is the same or similar to the Business; or
(iv) interfere with the relationship between the Purchaser and its clients, employees or suppliers.
17.2 For the purposes of clause 17.1, 'Restraint Period' means each of the following periods of time separately:

17.3 This clause 17 has effect as separate and independent covenants and restraints consisting of each separate covenant and restraint set out in clauses 17.1 and 17.2 and is cumulative in effect. If any of those covenants and restraints is or becomes invalid or becomes unenforceable for any reason, that will not affect the validity or enforceability of the others.
18.  NOTICE TO CUSTOMERS AND SUPPLIERS

     On or about the Completion Date the Vendor and the Purchaser must send to each of the customers and suppliers of the Business a letter in a form acceptable to the Purchaser announcing the sale of the Business. Save as aforesaid, no public announcement of the sale and purchase of the business shall be made otherwise than in a joint announcement in a form approved by the Vendor and the Purchaser.

19.  SERVICE CONTRACT

     The Vendor agrees to provide management services to the Purchaser in connection with the business on the terms and conditions set out in the Management Services Deed.

20.  WARRANTIES

20.1 Vendor warranties

     The Vendor and the Warrantors jointly and severally represent and warrant to the Purchaser that each of the Warranties is true and accurate and not misleading at the date of this agreement and on each day after the date of this agreement up to and including Completion.

20.2 Separate Promises

     Each Warranty is a separate representation and warranty, the interpretation of which is not limited or restricted by any other Warranty.

20.3 After Completion

     Each of the Warranties remains in full force and effect on and after Completion despite Completion.

20.4 Purchaser to give notice of Claim

     If any facts arise to the knowledge of the Purchaser which might give rise to a Claim under the Warranties, the Purchaser must promptly give written notice of the Claim to the Vendor setting out reasonable particulars of the Claim.

20.5 Payment for breach

     A payment made for a breach of any Warranty that:

     (a) relates to one or more of the Assets, is to be treated as a reduction in the Purchase Price attributed to each relevant Asset; or

     (b) does not relate to specific Assets, is to be treated as a reduction in the Purchase Price for all of the Assets on a pro rata basis.

20.6 Environmental Reports

     The parties acknowledge and agree that the Purchaser will at its expense authorise and cause to be conducted an environmental review of the Premises ('Environmental Review') as soon as possible after the signing of this agreement with the following application:

     (a) the Environmental Review will take the form of either an update of the environmental report previously prepared for the Premises ('Existing Report') or a new review depending on whether or not the Vendor procures the Existing Report to be provided not less than 7 days prior to the Completion Date;

     (b) if the Environmental Review identifies remedial works required to ensure that the Premises complies with all Environmental Laws and/or the removal of any Contaminants or Hazardous Substances then the Vendor covenants at its expense to effect those remedial works as soon as possible after the delivery of the Environmental Review; and

(c) the Vendor indemnifies and will keep indemnified the Purchaser from any liability, costs and obligations with respect to the compliance of the Premises with Environmental Laws and Environmental Authorisations up to the Completion Date.

21.  SUPPLY OF A GOING CONCERN

21.1 The Vendor and the Purchaser agree that the sale of the Assets and the supply by the Vendor of all other things under this agreement is the supply of a going concern for the purposes of section 38-325(1)(c) of the GST Act.

21.2 The Vendor warrants that it carries on, and will carry on, the Business until the day of the supply of the going concern under this agreement.

21.3 If the Vendor provides to the Purchaser a written determination issued by or on behalf of the Commissioner of Taxation stating that the sale of the Assets is considered to be taxable supply then clause 22 shall apply in respect of that supply.

22.  GST

22.1 Unless otherwise specified, any reference to an amount payable or consideration to be provided for a supply to be made by one party ('Supplier') to another party ('Recipient') under or in connection with this agreement (other than a supply referred to in clause 22.6) is a reference to that amount or consideration having been determined without provision for any GST payable by the Supplier on that supply ('GST Exclusive Consideration').

22.2 Subject to clause 22.3, the consideration payable for any taxable supply referred to in clause 22.1 shall be the GST Exclusive Consideration for that supply increased by an amount equal to the GST which the Supplier is or becomes liable to pay in respect of that taxable supply, so that the Supplier retains, after deducting the GST, the GST Exclusive Consideration.

22.3 Clause 22.2 shall not apply in respect of the sale or supply of the Assets and other things necessary for the conduct of the going concern unless the Vendor provides to the Purchaser a written determination as contemplated by clause
     21.3.

22.4 Subject to clause 22.5, any increase to the GST Exclusive Consideration payable for a taxable supply arising pursuant to clause 22.2 shall be payable at the same time and in the same manner as the GST Exclusive Consideration for the supply is due to be paid or provided.

22.5 If the consideration for the Assets (that is the Purchase Price) is increased pursuant to clause 22.2, the increase in that consideration shall be paid by the Purchaser to the Vendor no later than 21 days after the end of the tax period (for the Purchaser) in which Completion occurs.

22.6 To the extent that the consideration payable by one party ('Payer') to satisfy a claim or a right to a claim made by another party ('Releasor') under or in connection with this agreement (including a claim for breach of warranty or misrepresentation) is consideration:

     (a)  for a taxable supply made by the Releasor; and

     (b) is calculated or determined without having regard to the liability of the Releasor to pay GST on that taxable supply (such consideration referred to as the 'GST Exclusive Release Amount'),

     then the consideration for that taxable supply shall be the GST Exclusive Release Amount increased by an amount equal to the GST which the Releasor is or becomes liable to pay on that release so that the Releasor retains, after deducting the GST, the GST Exclusive Release Amount.

22.7 Any increase to the consideration for a taxable supply arising pursuant to clause 22.6 shall be payable at the same time and in the same manner as the GST Exclusive Release Amount for the supply is due to be paid or provided.

22.8 The Supplier shall provide to the Recipient a tax invoice for each taxable supply it makes under or in connection with this agreement at or before the time when the consideration for that supply is due to be paid or provided.

22.9 If a payment to the Supplier under this agreement is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by the Supplier, then (before clause 22.2 or clause 22.6 is applied in respect of that payment) the payment will be reduced by the amount of the input tax credit to which the Supplier is entitled to for that loss, cost or expense.

22.10The Purchaser and the Vendor separately warrant that they are now and will be at Completion registered pursuant to Part 2-5 of GST Act.

22.11In clauses 21 and 22, the terms 'consideration', 'input tax credit', 'tax invoice', 'registered', 'GST', 'supply', 'tax period' and 'taxable supply' have the meaning given to those terms in the A New Tax System
     (Goods and Services Tax) Act, 1999.

23.  MISCELLANEOUS

23.1 Further acts

     Each party agrees to do all things as may be necessary or desirable to give full effect to every part of this agreement if asked in writing by another party to do so.

23.2 Assignment

     Neither the rights nor the obligations of either party under this agreement may be assigned, transferred, subcontracted or otherwise disposed of, in whole or in part, without the prior written consent of the other parties.

23.3 Waiver

     No waiver by a party of any default in the strict and literal performance of or compliance with any provision, condition or requirement of this agreement is to be deemed to be a waiver of strict and literal performance of and compliance with any other provision, condition or requirement herein nor to be a waiver of or in any manner release a party from strict and literal performance of and compliance with any provision, condition or requirement in the future nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to such party thereafter.

23.4 Notice

     (a) Any notice, demand or other communication ('notice') to be given or required to be made pursuant to this agreement is to be in writing and is to be given by post, facsimile or hand to a party at the party's address following:-

           (i)   Vendor

                 92 Mont Albert Road,
                 Canterbury, Victoria 3126

                 Purchaser

                 c/- Minter Ellison Lawyers
                 525 Collins Street,
                 Melbourne, Victoria 3000

           (ii) or at such other address or facsimile number as is notified by one party to the other parties.

     (b)  A notice is deemed to be given or served:

           (i) where sent by prepaid post on the second business day following the day on which it was posted;

(ii) where transmitted by facsimile during normal business hours on a Business Day on that day, or in any other case of transmission by facsimile on the business day following the day of transmission;
(iii) where delivered by hand during normal business hours on a Business Day on that day, or in any other case of hand delivery to on the Business Day following the day of delivery.
23.5 Costs

     Each party is responsible for its own costs in relation to the preparation and execution of this agreement. The Purchaser is to pay all stamp duties, costs and charges in respect of the stamping of this agreement and any other document giving effect to this agreement.

23.6 Provisions severable

     If any provision of this agreement is invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions will not be affected and such invalid, illegal or unenforceable provision is to be severed from this agreement.

23.7 Governing law

     This agreement is governed by and construed in accordance with the laws of the State of Victoria, Australia and the parties irrevocably submit to the jurisdiction of the courts of that State.

23.8 Counterparts

     This agreement may be executed in more than one counterpart, each of which when executed by all the parties and delivered is deemed to be an original.

23.9 Variation

     No part of this agreement may be amended or modified unless reduced to writing making specific reference to this clause and signed by the parties hereto or their authorised representatives.

23.10     Entire agreement

     This agreement sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements, understandings and representations.



EXECUTED by MACK VALVES PTY    )
LTD                            )
                               )

[Sgd]  Jane Chester               [Sgd]  Max Chester

Signature of director            Signature of director/company
                                 secretary
                                 (Please delete as applicable)
JANE CHESTER
                                MAX CHESTER
Name of director (print)          Name of director/company
                                secretary (print)


EXECUTED by MAXWELL INDUSTRIAL )
SALES PTY LTD                  )
                               )

[Sgd]  Jane Chester               [Sgd]  Max Chester

Signature of director            Signature of director/company
                                 secretary
                                 (Please delete as applicable)
JANE CHESTER
                                MAX CHESTER
Name of director (print)          Name of director/company
                                secretary (print)


SIGNED by MAXWELL CHARLES      )
CHESTER in the presence of     )
                               )
[Sgd]  Christopher Jeremy         [Sgd]  Max Chester
Gill
Signature of witness              Maxwell Charles Chester
CHRISTOPHER JEREMY GILL
Name of witness (print)

SIGNED by JANE FRANCES         )
CHESTER in the presence of     )
                               )
[Sgd]  Christopher Jeremy         [Sgd]  Jane Frances Chester
Gill
Signature of witness              Jane Frances Chester
CHRISTOPHER JEREMY GILL
Name of witness (print)


EXECUTED by GODDARD INDUSTRIES )
PTY LTD                        )
                               )

[Sgd]  Marc A. Daniel-Dreyfus    [Sgd]  Salvatore J. Vinciguerra

Signature of director            Signature of director/company
                                 secretary
                                 (Please delete as applicable)
MARK A. DANIEL-DREYFUS
                                 SALVATORE J VINCIGUERRA
Name of director (print)         Name of director/company
                                 secretary (print)


EXECUTED by GODDARD            )
INDUSTRIES, INC                )
                               )

[Sgd]  Salvatore J Vinciguerra   [Sgd]  Amy Alston

Signature of authorised          Signature of witness
representative

                                 AMY ALSTON
SALVATORE J VINCIGUERRA
Name of authorised               Name of witness(print)
representative (print)